SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 1999


                        ABT BUILDING PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)


   Delaware                          0-21856                     13-3684348
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


       One Neenah Center, Neenah, Wisconsin                         54956
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (920) 751-8611
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                                                                               2

Item 2.  Acquisition or Disposition of Assets

         On February 9, 1999, ABTco, Inc., a wholly-owned subsidiary of the Registrant, completed the sale of substantially all of the assets of the fiber cement facility located in Roaring River, North Carolina, to CertainTeed Corporation for a purchase price of approximately $47 million in cash pursuant to its Asset Purchase Agreement, dated December 21, 1998, negotiated on an arm's-length basis. The proceeds of the sale were used to pay down existing indebtedness of the Registrant. The assets disposed of consisted primarily of plant, property, equipment and inventory.

Item 7.  Exhibits

         (a) Financial Statements of Business Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Set forth below are the unaudited consolidated balance sheets of ABT Building Products Corporation for December 31, 1997 and 1998, and the related statements of operations for each of the two years in the period ended December 31, 1998. The consolidated balance sheets and the related statements of operations reflect the discontinued operations of the fiber cement facility for the years ended December 31, 1997 and 1998.

               ABT Building Products Corporation and Subsidiaries
                           Balance Sheets (unaudited)
                                 (in thousands)

                                                        December 31,
                                                   1997              1998
                                              ---------------------------------

                  Assets

CURRENT ASSETS
     Cash and cash equivalents                $           329   $         1,016
     Accounts receivable, less allowances of
        $6,291 and $7,244, respectively                28,581            28,612
     Inventories                                       50,523            47,660
     Prepaid expenses                                   5,220             3,615
     Deferred tax assets                                1,313             2,610
     Net assets of discontinued operations             69,373            46,797
     Total Current Assets                             155,339           130,310
                                              ---------------   ---------------

PROPERTY, PLANT AND EQUIPMENT
     Land                                               4,063             4,137
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                                                                               3

     Buildings and improvements                        33,144            37,164
     Machinery and equipment                          124,179           142,818
     Furniture and fixtures                             5,031             5,288
     Construction in progress                          16,771             1,058
                                              ---------------   ---------------
                                                      183,188           190,465
     Less accumulated depreciation                    (41,062)          (52,367)
                                              ---------------   ---------------
        Net property, plant and equipment             142,126           138,098

OTHER ASSETS, Net                                       3,024             3,416

GOODWILL, Net                                           7,723             7,255

                                              ---------------   ---------------
     Total Assets                             $       308,212   $       279,079
                                              ===============   ===============


       Liabilities & Stockholders' Equity

CURRENT LIABILITIES
     Current maturities of long-term debt     $        12,501   $        12,500
     Accounts payable                                  13,658            13,747
     Accrued expenses                                  11,200            14,461
                                              ---------------   ---------------
     Total Current Liabilities                         37,359            40,708

LONG-TERM DEBT                                        120,410            89,922
OTHER LONG TERM LIABILITIES                             7,241             7,469
DEFERRED INCOME TAXES                                  18,361            15,838

STOCKHOLDERS' EQUITY
     Common stock                                         122               122
     Additional paid-in capital                        59,926            59,521
     Cumulative translation adjustment                 (1,556)           (2,871)
     Retained earnings                                 92,127            92,893
        Less treasury shares                          (25,778)          (24,523)
                                              ---------------   ---------------
        Total Stockholders' Equity                    124,841           125,142
                                              ---------------   ---------------
        Total Liabilities and Stockholders'
        Equity                                $       308,212   $       279,079
                                              ===============   ===============
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                                                                               4

               ABT Building Products Corporation and Subsidiaries
                        Statements of Income (unaudited)
                      (in thousands, except per share data)

                                                          YEAR ENDED
                                                         DECEMBER 31,
                                                    1997               1998
                                               --------------     --------------
NET SALES                                      $     316,984      $     317,304

COST OF SALES                                        219,360            227,989
                                               --------------     --------------
            Gross Profit                              97,624             89,315

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES                            52,521             52,073

RESTRUCTURING CHARGE                                  10,397                  -
                                               --------------     --------------
            Operating Income                          34,706             37,242

OTHER INCOME (EXPENSE)                                (8,081)            (9,573)
                                               --------------     --------------
            Income before income taxes                26,625             27,669

PROVISION FOR INCOME TAXES                            10,134             10,515
                                               --------------     --------------

INCOME FROM CONTINUING OPERATIONS                     16,491             17,154
                                               --------------     --------------
DISCONTINUED OPERATIONS:
    Loss from operations of discontinued business
        net of income tax benefit                     (1,001)            (4,732)

    Loss on disposal of discontinued business,
        net of income tax benefit                          -            (11,656)
                                               --------------     --------------
            Net Income                         $      15,490      $         766
                                               ==============     ==============

INCOME PER COMMON SHARE

    FROM CONTINUING OPERATIONS

            BASIC                              $        1.56      $        1.61
                                               ==============     ==============
            DILUTED                            $        1.42      $        1.51
                                               ==============     ==============

    FROM OPERATIONS OF DISCONTINUED BUSINESS

            BASIC                              $       (0.09)     $       (0.44)
                                               ==============     ==============

    FROM DISPOSAL OF DISCONTINUED BUSINESS

            BASIC                              $           - (a)  $       (1.09)
                                               ==============     ==============

    NET INCOME PER SHARE

            BASIC                              $        1.47      $        0.07
                                               ==============     ==============
            DILUTED                            $        1.34      $        0.07
                                               ==============     ==============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

            BASIC                                     10,547             10,660
                                               ==============     ==============
            DILUTED                                   11,578             11,369
                                               ==============     ==============

            (a) Not shown because anti-dilutive
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                                                                               5

            (c) Exhibits.

            Exhibit Number      Description
            --------------      -----------
                 2.1            First Amendment to Asset Purchase Agreement,
                                dated February 9, 1999, among ABTco, Inc. as
                                Seller, ABT Building Products Corporation as
                                Stockholder of Seller and CertainTeed
                                Corporation as Buyer
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                                                                               6

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ABT Building Products Corporation


Date: February 23, 1999            By: /s/ Joseph P. O'Neill
                                       ---------------------
                                       Name:  Joseph P. O'Neill
                                       Title: Vice President and Chief Financial
                                              Officer
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                                                                               7

                                  EXHIBIT INDEX


Exhibit Number                     Description                          Page No.
--------------                     -----------                          --------
     2.1             First Amendment to Asset Purchase                     8
                     Agreement, dated February 9, 1999, among
                     ABTco, Inc. as Seller, ABT Building Products
                     Corporation as Stockholder of Seller and CertainTeed Corporation as Buyer